SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Russell Investment Funds

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RUSSELL INVESTMENT FUNDS

909 A STREET

TACOMA, WASHINGTON 98402

1-800-787-7354

August [    ], 2007

Dear Contract Owner:

On behalf of the Board of Trustees (the “Board”) of Russell Investment Funds (the “Trust”) we are pleased to notify you of a special meeting of the shareholders (the “Special Meeting”) of the Trust’s series (each a “Fund,” and, collectively, the “Funds”). The Special Meeting will be held on October 25, 2007 at 10:00 a.m., local time, at the Trust’s offices at 909 A Street, Tacoma, Washington 98402.

You are entitled to provide instructions for voting shares of each Fund that your Insurance Company holds to fund your variable annuity contract or variable life insurance policy. You should read the enclosed Proxy Statement carefully and submit your voting instructions.

At the Special Meeting, shareholders will be asked to:

•	Elect eight members of the Board,

•	Approve certain changes to the Master Trust Agreement of the Trust, and

•	Approve a change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company.”

as stated in the Notice of Special Meeting of Shareholders and further explained in the enclosed Proxy Statement.

A Voting Instruction Card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR VOTING INSTRUCTION CARD, OR TAKE ADVANTAGE OF THE TELEPHONIC OR ELECTRONIC VOTING PROCEDURES DESCRIBED IN THE VOTING INSTRUCTION CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. The number of shares of each Fund attributable to you will be voted in accordance with your instructions. Your vote is important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions in connection with these materials, please call us at 1-800-787-7354.

Sincerely,

Gregory J. Lyons
Secretary

Note: You may receive more than one voting instruction card. PLEASE COMPLETE EACH CARD PROVIDED so that each Fund will have the quorum needed to conduct its business.

RUSSELL INVESTMENT FUNDS

909 A STREET

TACOMA, WASHINGTON 98402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

RUSSELL INVESTMENT FUNDS

TO BE HELD ON OCTOBER 25, 2007

To the shareholders of each of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, Core Bond Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund (each a “Fund,” and, collectively, the “Funds”):

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Russell Investment Funds (the “Trust”) will be held at the Trust’s offices located at 909 A Street, Tacoma, Washington, on October 25, 2007 at 10:00 a.m., local time, for the following purposes:

Proposal 1:	To elect eight members of the Board of Trustees of the Trust.

Proposal 2:	To approve certain changes to the Liquidation Provision of the Master Trust Agreement of the Trust.

Proposal 3:	To approve certain changes to the Reorganization Provision of the Master Trust Agreement of the Trust.

Proposal 4:	To approve a change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company”.

The attached Proxy Statement provides more information concerning each of the proposed items upon which shareholders and the corresponding Contract Owners will be asked to vote.

The Board of Trustees unanimously recommends that you vote in favor of the Proposals. Shareholders of record as of the close of business on July 31, 2007 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

The Trust is seeking approval for certain actions it wishes to take, and if you are a Contract Owner, you are entitled to instruct your Insurance Company how to vote the shares of the Funds attributable to you under your contract or policy.

By Order of the Board of Trustees,

Tacoma, Washington	Gregory J. Lyons
August [ ], 2007	Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY OR VOTING INSTRUCTION CARD. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE SPECIAL MEETING.

No matter how many shares you own, your vote is important. A proxy solicitor, Computershare Fund Services has been retained to aid in obtaining votes and in answering questions you may have regarding the Proposals. The solicitor may call you as the meeting date approaches if you have not voted. Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

RUSSELL INVESTMENT FUNDS

909 A Street

Tacoma, Washington 98402

1-800-787-7354

PROXY STATEMENT

DATED [                    ], 2007

FOR A SPECIAL MEETING OF SHAREHOLDERS OF

Multi-Style Equity Fund

Aggressive Equity Fund

Non-U.S. Fund

Real Estate Securities Fund

Core Bond Fund

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

(each a “Fund,” and, collectively, the “Funds”)

EACH A SERIES OF

RUSSELL INVESTMENT FUNDS (the “Trust”)

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

AND THE PROXY STATEMENT

General Information About the Proposals

Q. What is the purpose of this Proxy Statement?

A.	You are receiving these proxy materials - that include the Proxy Statement and one or more proxy or voting instruction cards - because you have the right to vote or instruct your Insurance Company how to vote on important proposals concerning your investment in one or more of the Funds.

The purpose of this Proxy Statement is to seek shareholder approval of the matters in the table below (the “Proposals”). Following the table, before addressing the specific Proposals, this Proxy Statement provides you with important information regarding how the Funds operate.

	PROPOSAL	SHAREHOLDERS SOLICITED
1.	To elect eight members of the Board of Trustees of the Trust.	All Funds.

2.	To approve changes to the Liquidation Provision of the Master Trust Agreement.	Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities and Core Bond.

3.	To approve changes to the Reorganization Provision of the Master Trust Agreement.	Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities and Core Bond.

4.	To approve a change in status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company”.	Real Estate Securities Fund only.

Information About Voting

Q.	Who is asking for my vote?

A.	The Board of Trustees (the “Board” or the “Trustees”) of the Trust has requested your vote or voting instructions for the special meeting (the “Special Meeting”) of the shareholders (the “Shareholders”) of the Funds. The Special Meeting will be held at 10:00 a.m., local time, on October 25, 2007, at the Trust’s offices located at 909 A Street, Tacoma, Washington. The Trust proposes to mail on or about August 24, 2007 the Notice of Special Meeting, the proxy or voting instruction card and the Proxy Statement to Shareholders and Contract Owners of record at the close of business on July 31, 2007.

Q.	Who is eligible to vote?

A.	The Trust has nine series, or funds, in all. This Proxy Statement relates to all of those series (each a “Fund,” and, collectively, the “Funds”). Shareholders or Contract Owners of record of the Funds at the close of business on July 31, 2007 (the “Record Date”) are entitled to notice of and to vote or give voting instructions on the Proposals at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

The Funds serve as investment vehicles for variable annuity contracts and variable life insurance policies (the “Variable Contracts” and “Variable Policies”) issued by various life insurance companies (the “Insurance Companies”). Insurance Companies may also invest their own general account assets in the Trust. All shares of the Funds are owned of record by sub-accounts of separate accounts (“Separate Accounts”) established to fund the Variable Contracts and Variable Policies issued by the Insurance Companies or by the Insurance Companies in their general accounts. Each Insurance Company, to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), will solicit voting instructions from Variable Contract and Variable Policy owners (the “Contract Owners”) who beneficially own shares of a Fund through a Separate Account (a “1940 Act Separate Account”) of such Insurance Company as of the Record Date. These shares will be voted by the applicable Insurance Company as timely directed by the Contract Owners. Each Insurance Company will vote the shares of each 1940 Act Separate Account for which no timely instructions are received from a Contract Owner in the same proportion as dictated by the timely voting instructions received from other Contract Owners for shares of such Fund held in that 1940 Act Separate Account.

The Trust has been advised by certain Insurance Companies that they are not required by the 1940 Act to solicit voting instructions from certain owners of Variable Contracts or Variable Policies who own shares of a Fund through certain of their Separate Accounts (the “Non-1940 Act Separate Accounts”) and that such Insurance Companies therefore will not solicit voting instructions from the Variable Contract or Variable Policy owners that beneficially own shares of a Fund through a Non-1940 Act Separate Account (and such Variable Contract or Variable Policy owners are not included in the term “Contract Owners” as used herein). Fund shares held in a Non-1940 Act Separate Account will be represented at the Special Meeting by the applicable Insurance Company and voted in the same proportion as the aggregate of votes cast with respect to shares of such Fund held in all of that Insurance Company’s 1940 Act Separate Accounts or in such other manner as may be required by law.

Q.	How do I deliver voting instructions to my Insurance Company?

A.	Contract Owners may instruct their Insurance Company how to vote shares of the Funds attributable to their Variable Contract or Variable Policy in writing, by executing the enclosed voting instruction card and returning it in the envelope provided or via telephone or the Internet as described in the voting instruction card. The Insurance Companies have fixed 4:00 p.m. Eastern time on October [ ], 2007 as the last day and time on which voting instructions will be accepted. Voting instructions received after this date and time will not be considered.

To give voting instructions via the Internet, please access the website listed on your instruction card(s) or noted in the enclosed voting instructions. To give voting instructions via the Internet, you will need the “control number” that appears on your voting instruction card. The Internet voting procedures are designed to authenticate your identity, to allow you to give voting instructions and to confirm that your instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

Instruction cards that are properly signed, dated and received and proper voting instructions received via telephone or the Internet prior to 4:00 p.m. Eastern time on October [            ],

2007 will be voted as specified. If you sign, date and return the instruction card, but do not specify a vote for the Proposals, your Insurance Company will vote your shares FOR electing each of the nominees to serve on the Board, FOR approval of the changes to the Liquidation Provision of the Master Trust Agreement of the Trust, FOR approval of the changes to the Reorganization Provision of the Master Trust Agreement of the Trust, and FOR approval of a change in status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company”. Your Insurance Company may vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to such Fund.

Q.	If I send my proxy or voting instruction card in now as requested, can I change or revoke my vote later?

A.	Contract Owners may revoke their instructions at any time prior to 4:00 p.m. Eastern time on October [ ], 2007 by submitting written notice of revocation, later-dated voting instructions or a later-dated voting instructions via telephone or the Internet.

Shareholders may revoke their proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting before the meeting written notice of revocation, a later-dated proxy or a later-dated vote via telephone or the Internet.

Q.	How do the Trustees recommend that I instruct my Insurance Company to vote for these Proposals?

A.	The Trustees recommend that you instruct your Insurance Company to vote FOR each Proposal.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Computershare Fund Services, the Trust’s information agent, toll-free at 1-866-525-2720.

General Information About the Funds

Q.	How are the Funds managed?

A.	The Trust is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402.

The Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund are funds of funds that invest in other funds managed by Russell Investment Management Company (“RIMCo”) (the “Funds of Funds”).

Under Massachusetts law, each Fund is a “sub-trust” of the Trust. The management of the business and affairs of the Trust is the responsibility of the Board. The Board oversees the Funds’ operations, including reviewing and approving the Funds’ contracts with the Funds’ investment adviser, RIMCo and the Funds’ respective sub-advisers (“Money Managers”). The Trust’s officers are responsible for the day-to-day management and administration of the Funds’ operations. For all Funds except the Funds of Funds, the Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

Except for the Funds of Funds, RIMCo selects, subject to the approval of the Fund’s Board, Money Managers for the Funds, allocates Fund assets among Money Managers, oversees the

Money Managers and evaluates the performance results. The Funds’ Money Managers select the individual portfolio securities for the assets assigned to them and either RIMCo or the Money Manager arranges for execution of portfolio securities transactions. The Funds of Funds invest in other Russell Investment Funds (“RIF”) or Russell Investment Company (“RIC”) Funds. RIMCo, as agent for RIF, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which permits RIMCo, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. Appendix B to this Proxy Statement lists the current Money Managers for the Funds. There may be changes to the Money Managers between the date you receive this proxy statement and the date of the meetings. However, the Money Managers will not change as a result of the Proposals that Shareholders are being asked to consider at the Special Meeting.

PROPOSAL 1

TO ELECT EIGHT MEMBERS OF THE BOARD OF TRUSTEES

At their meeting held on May 22, 2007, the Trustees determined to present the election of eight Trustees to hold office until their respective successors are elected and qualified, of which seven currently serve as Trustees of the Trust. Of the seven Trustees who currently serve on the Board of the Trust, four have previously been elected by the Trust’s Shareholders. Each of the Trustees will continue to hold office during the lifetime of the Trust except as such Trustee sooner dies, retires (or reaches the mandatory retirement age of 72), resigns or is removed, as provided for in the Trust’s Master Trust Agreement (the “Master Trust Agreement”). The Trust also has six Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.

For election as Trustees at the Special Meeting, the Board has nominated Thaddas L. Alston, Kristianne Blake, Daniel P. Connealy, Jonathan Fine, Greg J. Stark, Raymond P. Tennison, Jr., Jack R. Thompson and Julie W. Weston (the “Nominees”). Mr. Alston, Mr. Fine, Mr. Stark and Mr. Thompson have not previously been elected by Shareholders. Mr. Stark will be deemed an “interested person” of the Trust for purposes of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) because of his affiliation with RIMCo. None of the other Nominees is an “interested person” of the Trust (collectively, the “Independent Trustees”). Each Nominee has indicated that he or she is willing to serve as a Trustee.

The proxies will vote for the election of each Nominee unless you withhold authority to vote for any or all of them in the proxy. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend.

In considering the Nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each Nominee and the concern for the continued efficient conduct of the Trust’s business. In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Nominees in particular.

The Trust does not hold regular annual Shareholder meetings. The Board may call special meetings of Shareholders for action by Shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of the Trust. In compliance with the 1940 Act, Shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the Shareholders or, in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by Shareholders.

No Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceedings, nor does any Nominee have an interest materially adverse to the Trust.

The following tables set forth information concerning the Nominees for the Board and officers of the Trust. The Russell Fund Complex consists of the Trust and RIC.

Nominees

Nominees for Election as Interested Trustees

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees	• President and CEO, RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director of Individual Investor Services, FRC • 2000 to 2004, Managing Director, Sales and Client Service, RIMCo	44	None

*	Each Trustee is subject to mandatory retirement at age 72.

Nominees for Election as Independent Trustees

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd.	44	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• President, Kristianne Gates Blake, P.S. (accounting services) • Director and Chairman of the Audit Committee, Avista Corp.	44	• Trustee WM Group of Funds (investment company); • Director, Avista Corp

			• Trustee and Chairman of the Operations and Distributions Committee, WM Group of Funds • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Regent, University of Washington		• Director, Advantage IQ • Director, Laird Norton Tyee Trust • Director, Laird Norton Wealth Management • Trustee, Principal Investors Fund • Trustee, Principal Variable Contracts Fund

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of the Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001 – 2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979 – 2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	44	None

Jonathan Fine, Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	44	None

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000	Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	44	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	44	Director, Sparx Japan Fund

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	44	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•   Chief Compliance Officer, RIC

•   Chief Compliance Officer, RIF

•   Chief Compliance Officer, RIMCo

•   April 2002-May 2005, Manager, Global Regulatory Policy

•   1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•   President and CEO, RIC and RIF

•   Chairman of the Board, President and CEO, RIMCo

•   Chairman of the Board, President and CEO, RFD

•   Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•   Until 2004, Managing Director of Individual Investor Services, FRC

•   2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary, FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

Remuneration of the Trustees and Officers

The Trust pays fees only to the Independent Trustees. Compensation of officers and Trustees who are “interested persons” of the Trust is paid by RIMCo or its affiliates. The Trust’s officers are appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The following represents the compensation paid to each Trustee for the fiscal year ended December 31, 2006. The Russell Fund complex consists of the Trust and RIC.

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006

TRUSTEE	AGGREGATE COMPENSATION FROM RIF	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIF EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIF AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Michael J. Phillips*	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston**	$2,059	$0	$0	$54,167
Kristianne Blake	$5,392	$0	$0	$140,500
Daniel P. Connealy	$3,725	$0	$0	$97,000
Jonathan Fine	$3,341	$0	$0	$87,000
Raymond P. Tennison, Jr.	$3,343	$0	$0	$87,000
Jack R. Thompson	$3,341	$0	$0	$87,000
Julie W. Weston	$3,629	$0	$0	$94,500

*	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees.
**	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.
***	Mr. Anderson was elected Trustee Emeritus effective January 1, 2007.

Trustee Ownership of Fund Shares

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the Russell Fund Complex, owned directly or beneficially by the Trustees, including the Nominees, as of March 31, 2007. The Russell Fund Complex consists of the Trust and RIC.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE PERIOD ENDED MARCH 31, 2006

TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Greg J. Stark*	None	None

INDEPENDENT TRUSTEES
Thaddas L. Alston**	None	None
Kristianne Blake	None	Over $100,000
Daniel P. Connealy	None	Over $100,000
Jonathan Fine	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	$50,001-$100,000
Julie W. Weston	None	$50,001-$100,000

*	Mr. Stark is not currently a member of the Board of Trustees.
**	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.

Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. The Trust’s officers and employees are paid by RIMCo or its affiliates.

Board Meetings, Committees, and Other Related Matters

The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with RIMCo, the Funds’ Adviser, and the Money Managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of the Trust’s Shares. A vacancy in the Board is filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders.

There are six Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.

The officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board met seven times during the year ended December 31, 2006. The Board does not have a policy with regard to Trustee attendance at special meetings of the Shareholders. Each Trustee attended or participated telephonically in at least 75% of all Board and applicable committee meetings.

The Board does not provide a process for Shareholders to send communications to the Board. To date, the Board has not considered providing a process for Shareholders to send communications to the Board.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds of Funds’ accounting and financial reporting policies and practices and their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds of Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds of Funds’ Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews the maintenance of the Funds of Funds’ records and the safekeeping arrangements of the Trust’s custodian, reviews both the audit and non-audit work of the Trust’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for the Trust, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to the Trust, relating to the operations and financial reporting of the Trust, and (iii) all non-audit services relating to the operations and financial reporting of the Trust, provided to RIMCo, or any affiliate thereof that provides ongoing services to the Trust, by any auditors with an ongoing relationship with the Trust. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy, and Jonathan Fine, each of whom is an Independent Trustee. For the fiscal year ending December 31, 2006, the Audit Committee held five meetings.

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. A copy of the charter is not available on the Trust’s website, but can be found attached to this Proxy Statement under Appendix A. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messr. Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ending December 31, 2006, the Nominating and Governance Committee held two meetings.

In evaluating all candidates for membership on the Board, the Nominating and Governance Committee, according to its charter, should consider, among other factors that it may deem relevant:

•	whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

the contribution which the person may be expected to make to the Board and the Trust, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Nominating and Governance Committee, in its sole judgment, may consider relevant; and

•	the character and integrity of the person.

In evaluating Independent Trustee candidates, the Nominating and Governance Committee, according to its charter, should also consider, among other factors that it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, RIMCo, any money manager or any other principal Trust service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policies.

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds of Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Mses. Julie W. Weston and Kristianne Blake and Messrs. Thaddas L. Alston and Jack R. Thompson, each of whom is an Independent Trustee. For the fiscal year ending December 31, 2006, the Investment Committee held four meetings.

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the Nominees. A Shareholder may vote for or withhold authority with respect to the Nominees. If an executed proxy card is received without voting instructions, the shares will be voted for the Nominees named herein.

Your Insurance Company may vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to such Fund.

The Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why the Nominees would be unable or unwilling to serve if elected. Should the Nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named on the proxy card will exercise their voting power to vote for such substitute person or persons as the current Trustees of the Trust may recommend.

The Master Trust Agreement requires that the Trustees be elected by a “plurality” vote. Therefore, the eight Nominees who receive the greatest number of affirmative votes cast by the Shareholders of the Trust who are present at the Special Meeting in person or by proxy will be declared elected, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements set forth in the Master Trust Agreement.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND

VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES TO

SERVE ON THE BOARD OF TRUSTEES AS DESCRIBED IN

PROPOSAL 1. ANY EXECUTED UNMARKED PROXY CARDS THAT

ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 2

TO APPROVE CERTAIN CHANGES TO THE LIQUIDATION PROVISION

OF THE MASTER TRUST AGREEMENT

This proposal will be voted on separately by Shareholders of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund and Core Bond Fund only.

After careful consideration, the Board of Trustees has concluded that it is in the best interests of the Trust’s Shareholders to allow any Fund to be liquidated or terminated without the specific approval of the Shareholders of such Fund. To effect this change, the Board of Trustees has unanimously approved and recommends for approval by Shareholders an amendment to the Trust’s Master Trust Agreement providing an exception from the provision that gives Shareholders of certain Funds the right to vote on any potential liquidation or termination of those Funds. The amendment also clarifies and simplifies the liquidation and termination provision of the Master Trust Agreement.

The current liquidation provision of the Master Trust Agreement allows for Funds established on or after August 23, 2005 to be liquidated or terminated without Shareholder approval. Funds established before August 23, 2005 must receive Shareholder approval before a liquidation or termination can occur. The Board of Trustees believes that standardizing the liquidation provision for all Funds of the Trust may enhance efficiency in administering the various Funds. The revised liquidation provision would also give the Board of Trustees added flexibility to make decisions they feel are in the Shareholders’ best interests when considering a Fund liquidation or termination, without causing a Fund to incur the time and expense of soliciting Shareholder approval where, in the Board’s judgment this is in the best interest of Shareholders.

Although the Board of Trustees unanimously agrees that this amendment to the Master Trust Agreement is in the best interests of the Trust’s Shareholders, the amendment would remove the right of Shareholders of a Fund to vote on proposed liquidations or terminations of that Fund. Therefore, this amendment to the Master Trust Agreement must be approved by the Shareholders of those Funds. The amendment will not alter in any way the Board of Trustees’ existing fiduciary obligations to act with due care and in the Shareholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Board of Trustees must first consider the Shareholders’ interests and then act in accordance with such interests. Notwithstanding the above, if the proposed amendment is approved, the Board of Trustees maintains the right, in its sole discretion, to seek Shareholder approval of a proposed termination of a Fund.

Section 4.2(d) of the Master Trust Agreement, attached hereto as Appendix E, addresses liquidations and terminations of Funds. If approved, Section 4.2(d) will be restated in its entirety as follows:

Termination. (1) The Trustees may, without the requirement of Shareholder approval, by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate any Sub-Trust of the Trust, or any Class of any Sub-Trust, at any time by written notice to the Shareholders of that Sub-Trust or Class. Upon the termination of the Trust or any Sub-Trust of the Trust:

(i) The Trust or Sub-Trust of the Trust shall carry on no business except for the purpose of winding up its affairs;

(ii) The Trustees shall proceed to wind up the affairs of the Trust or Sub-Trust of the Trust and all the powers of the Trustees under this Agreement shall continue until the affairs of the Trust or Sub-Trust of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Sub-Trust of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining assets or assets of the Sub-Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; and

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust or assets of the Sub-Trust, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the Sub-Trust according to their respective rights. The assets so distributable to the Shareholders of any particular Sub-Trust shall be distributed among such Shareholders in proportion to the number of Shares of that Sub-Trust held by them and recorded on the books of the Trust, adjusted for such distinctions between Shares of Classes of a Sub-Trust as the Trustees, in their discretion, deem just and equitable.

The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any Class of any Sub-Trust.

(2) After termination of the Trust or Sub-Trust or Class and distribution to the Shareholders of the Trust or Sub-Trust or Class as herein provided, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or Sub-Trust or Class, and the rights and interests of all Shareholders of the Trust or Sub-Trust or Class shall thereupon cease.

(3) Notwithstanding the above provisions of Section 4.2(d), the termination of the following Sub-Trusts may not be authorized without the affirmative vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust:

•	[to be completed following the Shareholder Meeting]

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of the changes to the liquidation provision of the Master Trust Agreement set forth above for each Fund. A Shareholder may vote for or against the proposal for each Fund. If an executed proxy card is received without voting instructions, the shares will be voted to approve the proposal for each Fund.

Your Insurance Company may vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to such Fund.

Pursuant to the Master Trust Agreement, the Shareholders of each Fund will vote separately on the proposal. The Master Trust Agreement requires that in order for the proposal to be effective with respect to a Fund, the proposal must be approved by the vote of Shareholders of the Fund holding a majority of the shares of the Fund present at a meeting of Shareholders at which a quorum is present. Approval of the proposal by Shareholders of any one Fund is not contingent on the approval of the proposal by Shareholders of any other Fund. To the extent that the proposal is not approved by Shareholders of a Fund, then the termination of that Fund will continue to require approval by Shareholders of that Fund.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE

“FOR” THE APPROVAL OF CERTAIN CHANGES TO THE

LIQUIDATION PROVISION OF THE MASTER TRUST AGREEMENT

AS DESCRIBED IN PROPOSAL 2. ANY EXECUTED UNMARKED PROXY

CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 3

TO APPROVE CERTAIN CHANGES TO THE REORGANIZATION PROVISION

OF THE MASTER TRUST AGREEMENT

This proposal will be voted on separately by Shareholders of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund and Core Bond Fund only.

After careful consideration, the Board of Trustees has concluded that it is in the best interests of the Trust’s Shareholders to allow the reorganization of any Fund without the specific approval of the Shareholders of such Fund. To effect this change, the Board of Trustees has unanimously approved and recommends for approval by Shareholders an amendment to the Trust’s Master Trust Agreement providing an exception from the provision that gives Shareholders of certain Funds the right to vote on any potential reorganization of those Funds. The amendment also clarifies and simplifies the reorganization provision of the Master Trust Agreement.

The current reorganization provision of the Master Trust Agreement allows for Funds established on or after August 23, 2005 to be reorganized without Shareholder approval. Funds established before August 23, 2005 must receive Shareholder approval before a reorganization can occur. The Board of Trustees believes that standardizing the reorganization provision for all Funds of the Trust may enhance efficiency in administering the various Funds. The revised reorganization provision would also give the Board of Trustees added flexibility to make decisions they feel are in the Shareholders’ best interests when considering a Fund reorganization, without causing a Fund to incur the time and expense of soliciting Shareholder approval where, in the Board’s judgment this is in the best interest of Shareholders.

Although the Board of Trustees unanimously agrees that this amendment to the Master Trust Agreement is in the best interests of the Trust’s Shareholders, the amendment would remove the right of Shareholders of a Fund to vote on proposed reorganizations of that Fund. Therefore, this amendment to the Master Trust Agreement must be approved by the Shareholders of those Funds. The amendment will not alter in any way the Board of Trustees’ existing fiduciary obligations to act with due care and in the Shareholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Board of Trustees must first consider the Shareholders’ interests and then act in accordance with such interests. Notwithstanding the above, if the proposed amendment is approved, the Board of Trustees maintains the right, in its sole discretion, to seek Shareholder approval of a potential reorganization of a Fund.

Section 7.2 of the Master Trust Agreement, attached hereto as Appendix F, addresses reorganizations of Funds. If approved, Section 7.2 will be restated in its entirety as follows:

Reorganization. The Trustees may, subject to the affirmative vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust voting separately by Sub-Trust, sell, convey, merge and transfer the assets of the Trust (any such transaction is referred to in this Section 7.2 as a “transfer”), to another trust, partnership, association or corporation organized under the laws of any state of the United States, in exchange for cash, shares or other securities with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to the Trust, or (2) not being made subject to, or not with the assumption of such liabilities.

Notwithstanding the above paragraph, the Trustees may, without the requirement of Shareholder approval, at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, transfer the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of such liabilities. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Sub-Trusts the assets belonging to which have so been transferred) among the Shareholders of the Sub-Trust the assets belonging to which have been so transferred; and if all of the assets of the Sub-Trust have been so transferred, the Sub-Trust shall be terminated.

The Trustees may, subject to the affirmative vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust voting separately by Sub-Trust, (1) consolidate the Trust, either as successor, survivor or non-survivor, with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge the Trust, either as successor, survivor or non-survivor, into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, in connection therewith.

The Trustees may, without the requirement of Shareholder approval, at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, (1) consolidate any one or more Sub-Trusts, either as successor, survivor or non-survivor, with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge any one or more Sub-Trusts, either as successor, survivor or non-survivor, into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by one or more Sub-Trusts, as the case may be, in connection therewith. The terms “merge” or “merger” as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. The Trustees shall provide notice to affected Shareholders of a reorganization effected under this Section 7.2.

The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the transfer, consolidation or merger of any Class of any Sub-Trust.

Notwithstanding the above provisions of Section 7.2, any transaction effected pursuant to this Section 7.2 with respect to any one of the following Sub-Trusts may not be authorized without the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust:

•	[to be completed following the Shareholder meeting]

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of the changes to the reorganization provision of the Master Trust Agreement set forth above for each Fund. A Shareholder may vote for or against the proposal for each Fund. If an executed proxy card is received without voting instructions, the shares will be voted to approve the proposal for each Fund.

Your Insurance Company may vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to such Fund.

Pursuant to the Master Trust Agreement, the Shareholders of each Fund will vote separately on the proposal. The Master Trust Agreement requires that in order for the proposal to be effective with respect to a Fund, the proposal must be approved by the vote of Shareholders of the Fund holding a majority of the shares of the Fund present at a meeting of Shareholders at which a quorum is present. Approval of the proposal by Shareholders of any one Fund is not contingent on the approval of the proposal by Shareholders of any other Fund. To the extent that the proposal is not approved by Shareholders of a Fund, then the reorganization of that Fund will continue to require approval by Shareholders of that Fund.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE

“FOR” THE APPROVAL OF CERTAIN CHANGES TO THE

REORGANIZATION PROVISION OF THE MASTER TRUST AGREEMENT

AS DESCRIBED IN PROPOSAL 3. ANY EXECUTED UNMARKED PROXY

CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 4

TO APPROVE A CHANGE IN STATUS OF

REAL ESTATE SECURITIES FUND FROM

A “DIVERSIFIED COMPANY” TO A “NON-DIVERSIFIED COMPANY”

This proposal will be voted on by Shareholders of Real Estate Securities Fund only.

After careful consideration, the Board of Trustees has concluded that it is in the best interests of the Trust’s Shareholders to change the status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company.” To effect this change, the Board of Trustees has unanimously approved and recommends for approval by Shareholders a change in the status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company.”

The Fund is presently a “diversified company” under the 1940 Act. This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund’s total assets, and the Fund cannot own more than 10% of any one issuer’s outstanding voting securities. These restrictions do not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities. The Fund’s diversification policy is a fundamental policy that can be changed only by a shareholder vote.

The Fund’s Board of Trustees approved a proposal from RIMCo to change the Fund’s status from a “diversified company” to a “non-diversified company,” subject to shareholder approval. If shareholders approve the proposed change in status, the Fund would become a “non-diversified company” under the 1940 Act. The change would enable the Fund to invest in the securities of a single issuer without limit under the 1940 Act.

Recently, consolidation in the Real Estate Investment Trust (“REIT”) industry has created a number of very large companies that are included in the FTSE NAREIT Equity REITs Index, the Fund’s benchmark index. As a diversified fund, the Fund is limited in its ability to take overweight positions in principal benchmark constituents. The proposed change to non-diversified status is intended to provide the Fund with more investment flexibility to respond to consolidation in the REIT industry and take larger positions in one or more issuers in the REIT industry. As a non-diversified company, however, the Fund would continue to operate in a manner so that it will qualify as a “regulated investment company” under the Internal Revenue Code (although it reserves the right not to qualify). If it qualifies, the Fund generally does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions, including a diversification requirement, at the close of each quarter of the taxable year. To satisfy the diversification requirement, at the end of each taxable year quarter, first, not more than 25% of the market value of the Fund’s total assets may be invested in (i) the securities (other than Government securities and securities of other regulated investment companies) of a single issuer, (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or (iii) the securities of one or more qualified publicly-traded partnerships (i.e., publicly-traded partnerships other than those that derive at least 90% of their annual gross income from certain passive sources). Second, at least 50% of the market value of its total assets must be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities, with such other securities being limited such that (1) no more than 5% of the market value of the Fund’s total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

As a non-diversified fund, the Fund may be subject to additional risk. To the extent the Fund invests a higher percentage of its assets in the securities of a single issuer or a group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be had the Fund continued to operate as a diversified fund.

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of a change in status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company”. A Shareholder may vote for or against the Proposal. If an executed proxy card is received without voting instructions, the shares will be voted to approve the Proposal.

Your Insurance Company may vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to such Fund.

The favorable vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of the fund is required for the approval of the fund becoming non-diversified. Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of the fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF THE REAL ESTATE SECURITIES FUND

VOTE “FOR” THE APPROVAL OF A CHANGE IN STATUS OF REAL ESTATE

SECURITIES FUND FROM A “DIVERSIFIED COMPANY” TO A “NON-DIVERSIFIED

COMPANY” AS DESCRIBED IN PROPOSAL 4. ANY EXECUTED UNMARKED PROXY

CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than the Proposals, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

INFORMATION ABOUT THE TRUST

Investment Advisor, Administrator and Transfer Agent

RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and acts as transfer agent for the Funds. RIMCo develops the investment program for each of the Funds. Except for the Funds of Funds, RIMCo selects Money Managers for the Funds (subject to approval by the Board), allocates assets among Money Managers, monitors the Money Managers’ investment programs and results, and may exercise investment discretion over certain assets. The Funds of Funds invest in other RIF or RIC Funds. RIMCo’s mailing address is 909 A Street, Tacoma, Washington 98402. Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between RIMCo and a number of different Money Managers. A list of the Money Managers and their addresses is provided in Appendix B to this Proxy Statement.

Distributor

Russell Fund Distributors, Inc. (the “Distributor”) serves as the distributor of the Trust’s shares. The Distributor receives no compensation from the Trust for its services. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Custodian

The Trust’s custodian is State Street Bank and Trust Company and its mailing address is Josiah Quincy Building, 200 Newport Avenue, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

Upon the recommendation of the Audit Committee, the Board selected the firm of PwC as independent auditors of the Trust for the fiscal year ending December 31, 2007.

Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended December 31, 2005 and 2006 were $109,256 and $117,500, respectively.

Audit-Related Fees. PwC billed aggregate fees for assurance and related services rendered that are reasonably related to the audit of the Trust’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended December 31, 2005 and 2006 of $94,530 and $103,799, respectively.

Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2005 and 2006 were $73,537 and $79,000, respectively.

All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended December 31, 2005 and 2006 were $16,250 and $17,500, respectively. Substantially all of these services were rendered in connection with the issuance of consent letters related to filings by the Trust with the Securities and Exchange Commission.

The Audit Committee has considered whether the services described above are compatible with PwC’s independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to RIMCo, or an affiliate thereof that provides ongoing services to the Trust, is compatible with maintaining PwC’s independence. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to the Trust by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for the fiscal year ended December 31, 2006 and has also given its general pre-approval (“general pre-approval”) for up to a year in advance for the provision by PwC of particular categories or types of audit-related, tax and permitted non-audit services (including permitted non-audit services to the Trust, RIMCo and any entity controlling, controlled by, or under common control with RIMCo that provides ongoing services to the Trust), subject to specific budgets. Services which have not received general pre-approval or which exceed their budgets must receive specific approval of the Audit Committee (“specific approval”). In cases where the Audit Committee’s pre-approval is not covered by one of those approvals, the policy provides that the Audit Committee may delegate general or specific pre-approval authority to one or more of its members, and that any such pre-approvals will then be communicated for informational purposes only to the full Audit Committee at its next scheduled meeting. To date, no such delegation of authority has been made by the Audit Committee.

Pre-approval has not been waived in respect of services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by PwC for services rendered to the Trust and to RIMCo, or an affiliate thereof that provides ongoing services to the Trust, for the fiscal years ended December 31, 2005 and 2006 were $27,450 and $17,500, respectively.

Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Massachusetts State Law Considerations

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement contains an express disclaimer of Shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust’s property for any Shareholder held personally liable for the obligations of the Trust. The Master Trust Agreement also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, the Shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk that a Shareholder would incur financial loss on account of Shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Under Massachusetts law, the Trust is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by Shareholders under the 1940 Act. In addition, a meeting also may be called by Shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case Shareholders may receive assistance in communicating with other Shareholders as provided in Section 16(c) of the 1940 Act. The Trust is holding the Special Meeting because of the items that must be presented for Shareholders’ consideration and approval.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Voting Procedures

This Proxy Statement is provided on behalf of the Board in connection with the Special Meeting of the Trust to be held at the offices of the Trust at 909 A Street, Tacoma, Washington 98402, on October 25, 2007, at 10:00 a.m., local time, and any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders and Contract Owners on or about August 24, 2007.

Shareholders may revoke their vote at any time by signing and forwarding a later-dated proxy card or a later-dated vote via telephone or the Internet, or by attending the Special Meeting and casting their votes in person.

Contract Owners may revoke their voting instructions at any time before 4:00 p.m. Eastern time on October [            ], 2007 by signing and forwarding a later-dated instruction card or a later-dated instruction via telephone or the Internet.

The Trust requests that Insurance Companies forward proxy material to Contract Owners.

Record Date

Shareholders of record at the close of business on the Record Date, July 31, 2007, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Contract Owners of record at the close of business on the Record Date, July 31, 2007, are entitled to give voting instructions to their Insurance Company. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

Shares Outstanding

Appendix D sets forth the number of shares of beneficial interest of each class of each Fund outstanding as of June 15, 2007.

Voting Rights

The number of shares that you may vote or give voting instructions with respect to is the total of the number shown on the proxy ballot(s) or voting instruction card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

Quorum, Voting and Adjournment

The Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such Proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Abstentions will be counted as shares that are present for purposes of determining the presence of a quorum, but which have not been voted. Abstentions will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a “no” vote on all other Proposals. Accordingly, Shareholders are urged to forward their proxy card or voting instructions promptly.

To the extent that any of shares of a Fund are owned directly by any Fund of Funds, those shares will be voted directly by the Funds of Funds in the same proportion as all other votes received from the other holders of such Fund’s shares (so-called “echo voting”). Broker “non-votes” will be excluded in determining the echo vote.

Expenses

The Trust will pay the some of the expenses in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses. Some of the expenses in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses with respect to Contract Owners may be paid by the Insurance Companies.

Beneficial Owners

As of May 7, 2007, the officers and Trustees, including the Nominees, of the Trust as a group beneficially owned less than 1% of the shares of each class of each Fund outstanding on such date. As of June 15, 2007, to the best of the Trust’s knowledge, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix C.

Shareholder Proposals

The Trust is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to the Trust’s offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

Annual and Semi-Annual Reports

The Funds’ most recent audited financial statements and Annual Report, for the fiscal year ended December 31, 2006, and the Funds’ Semi-Annual Report for the period ended June 30, 2006 have been previously mailed to Shareholders, and are available free of charge. If you have not received one of these Reports for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact the Trust by mailing a request to Russell Investment Company, 909 A Street, Tacoma, WA 98402, calling 1-800-787-7354, faxing 253-591-3495, or logging onto www.russell.com.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY BALLOT(S) OR INSTRUCTION CARD (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

Gregory J. Lyons
Secretary

APPENDIX A

BOARD OF TRUSTEES

RUSSELL INVESTMENT FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee (the “Committee”) shall be composed entirely of Trustees (“Independent Trustees”) who are not “interested” persons of Frank Russell Investment Company (“FRIC”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Board Nominations and Functions

1.	The Committee shall make nominations to the FRIC Board of Trustees (the “Board”) for Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustee candidates, their independence from Frank Russell Investment Management Company (“FRIMCo”), FRIC’s investment manager, and from sub-advisors to FRIC’s portfolios (“money managers”) and other principal service providers. In evaluating all candidates for membership on the Board, the Committee should consider, among other factors that it may deem relevant:

• whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;

• whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

• the contribution which the person may be expected to make to the Board and FRIC, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Committee, in its sole judgment, may consider relevant; and

• the character and integrity of the person.

In evaluating Independent Trustee candidates, the Committee should also consider, among other factors that it may deem relevant:

• whether or not the person is an “interested person” as defined in the 1940 Act;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with FRIC management, FRIMCo, any money manager or any other principal FRIC service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; and

• whether or not the selection and nomination of the person would be consistent with the requirements of FRIC’s retirement policies.

After a determination by the Committee that a person should be selected and nominated as an Independent Trustee, the Committee shall present its recommendation to the Board for its consideration.

2.	The Committee shall supervise an annual assessment by Trustees, which assessment shall take into account such factors as the Committee may deem appropriate. The results of the assessment shall be summarized and presented to the Board for consideration as to any appropriate actions.

3.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Independent Trustee Education

1.	The Committee shall supervise an orientation program for newly-elected Independent Trustees designed to familiarize such Independent Trustees with the business and regulation of registered investment companies generally; the respective roles of FRIMCo, the Board and the Independent Trustees in the business and affairs of FRIC; and such other matters as the Committee, in its sole judgment, shall deem appropriate.

2.	The Committee shall establish policies and practices with respect to Independent Trustee attendance at industry conferences and events.

Other Powers and Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by FRIC and the Independent Trustees, and shall be responsible for the supervision of counsel for the Independent Trustees.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate portfolio(s) of FRIC.

3.	The Committee may request, and FRIC’s management shall provide, such information and analyses and access to FRIC’s officers, agents, representatives and service providers, including RIMCo, as shall be reasonably necessary for the Committee to carry out its responsibilities.

4.	The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board and Committees thereof, including the Committee, under the Master Trust Agreement or By-laws of FRIC. In the event of any inconsistency between this Charter and either of such organizational documents, the provisions of the latter shall be given precedence.

5.	At any meeting of the Committee, a majority of the Independent Trustees on the Committee shall constitute a quorum. Any action may be taken by the Committee at a meeting at which there is a quorum present by a vote of a majority of the Committee members present.

6.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

Dated: August 20, 2001, as amended August 23, 2005

APPENDIX B

MONEY MANAGER INFORMATION

The following is a list of names and addresses of the Money Managers for each Fund which is not a fund-of-funds. The money managers are not affiliates of the Funds or the Funds’ service providers other than their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with the Trust, other Funds in the Trust, or to other clients of RIMCo or of Russell Investment Group, including Russell Investment Group’s wholly-owned subsidiary, Russell Trust Company. The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board of Trustees, without a shareholder vote. Assets not allocated to money managers are managed by RIMCo.

Multi-Style Equity Fund

Ark Asset Management Co., Inc., 125 Broad Street, New York, NY 10004.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Institutional Capital Corporation, 225 West Wacker Drive, Suite 2400, Chicago, IL 60606.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Montag & Caldwell, Inc., 3455 Peachtree Road N.E., Suite 1200, Atlanta, GA 30326-3248.

Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY 10019.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312-2414.

Aggressive Equity Fund

Berkeley Capital Management LLC, One Bush Street, 12th Floor, San Francisco, CA 94104.

ClariVest Asset Management, LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022-6067.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Gould Investment Partners, LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312-2412.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100 Portland, OR 97204.

Non-U.S. Fund

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor East, Stamford, CT 06902.

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

Real Estate Securities Fund

AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, 16th Floor, Boston, MA 02210-2021.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

Heitman Real Estate Securities LLC, 191 North Wacker Drive, Chicago, IL 60606.

INVESCO Institutional (N.A.), Inc., which acts as money manager to the Fund through its INVESCO Real Estate Division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240.

RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue, 41st Floor, Chicago, IL 60611-1901.

Core Bond Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 24th Floor, New York, NY 10005.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

APPENDIX C

Title of Class of Shares	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

APPENDIX D

As of June 15, 2007, there were the following number of shares of beneficial interest outstanding of each class of each Fund:

Name of Fund	Number of Shares Outstanding
Multi-Style Equity Fund:

Aggressive Equity Fund

Non-U.S. Fund

Real Estate Securities Fund

Core Bond Fund

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

APPENDIX E

(d) Liquidation. In the event of the liquidation or dissolution of the Trust or any Sub-Trust existing as of the date of this Amendment No. 8, the Shareholders of each Sub-Trust existing as of the date of this Amendment No. 8 that has been established and designated and that has voted to be liquidated or dissolved, shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust over the liabilities belonging to that Sub-Trust; and in the event of the liquidation or dissolution of any Sub-Trust established and designated subsequent to the date of this Amendment No. 8, the Shareholders of such Sub-Trust shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust over the liabilities belonging to that Sub-Trust. The assets so distributable to the Shareholders of any particular Sub-Trust shall be distributed among such Shareholders in proportion to the number of Shares of that Sub-Trust held by them and recorded on the books of the Trust, adjusted for such distinctions between Shares of Classes of a Sub-Trust as the Trustees, in their discretion, deem just and equitable. The liquidation of any particular Sub-Trust existing as of the date of this Amendment No. 8 may be authorized by vote of a majority of the Trustees in office on the date of such vote subject to the approval of a majority of the outstanding voting shares of that Sub-Trust, as defined in the 1940 Act; and the liquidation of any Sub-Trust established and designated subsequent to the date of this Amendment No. 8 may be authorized by vote of a majority of Trustees in office on the date of such vote without Shareholder approval and subject to notice to Shareholders of that Sub-Trust.

This paragraph shall apply to each Sub-Trust (and any Class of such Sub-Trust) established and designated subsequent to the date of this Amendment No. 8. The termination of a Sub-Trust or Class may be authorized at any time, subject to notice to Shareholders of such Sub-Trust or Class but without Shareholder approval, by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office. Upon the effective date of the termination of the Sub-Trust or Class, as applicable, which shall commence the period during which the affairs of such Sub-Trust or Class shall be wound up, (1) the Sub-Trust or Class shall carry on no business except for the purpose of winding up its affairs in an orderly manner; (2) the Trustees shall proceed to wind up the affairs of the Sub-Trust or Class; (3) all of the powers of the Trustees under this Agreement shall continue until the affairs of the Trust shall have been wound up, including but not limited to the power to (i) fulfill or discharge the contracts of a Sub-Trust or Class, (ii) collect assets allocated or belonging to such Sub-Trust or Class, (iii) sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust property allocated or belonging to such Sub-Trust or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay liabilities allocated or belonging to such Sub-Trust or Class, and (v) authorize or take all other acts appropriate to liquidate its business; and (4) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining property of the terminated Sub-Trust or Class, in cash or in kind or partly each, among the shareholders of the Sub-Trust or Class according to their respective rights. Upon completion of the distribution of the remaining proceeds or the remaining assets as provided above in this paragraph, such Sub-Trust or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to such Sub-Trust or Class shall be canceled and discharged. In connection therewith, the Trustees shall cause such filings to be made with any federal, state and local regulators as is determined by the Trustees or Trust counsel to be necessary or appropriate. This paragraph shall not be construed to imply anything about the manner in which the Trust itself or any Sub-Trust or Class existing as of the date of this Amendment No. 8 may be terminated, wound up and liquidated.

APPENDIX F

Section 7.2 Reorganization. The Trustees may sell, convey, merge and transfer the assets of the Trust, or the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of such liabilities. No assets belonging to any particular Sub-Trust existing as of the date of this Amendment No. 8 shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for that purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust. Subject to the requirements of the 1940 Act, assets belonging to any particular Sub-Trust established and designated subsequent to the date of this Amendment No. 8 may be so transferred without the requirement of Shareholder approval at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Sub-Trusts the assets belonging to which have so been transferred) among the Shareholders of the Sub-Trust the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Sub-Trusts, as the case may be, in connection therewith. The terms “merge” or “merger” as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. Any such consolidation or merger of any Sub-Trust established and designated subsequent to the date of this Amendment No. 8 may be authorized without the requirement of Shareholder approval at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office. The Trustees shall provide notice to affected Shareholders of a reorganization effected under this Section 7.2.

PROXY	RUSSELL INVESTMENT FUNDS	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2007

The undersigned, having received Notice of the Special Meeting of Shareholders of Russell Investment Funds to be held on October 25, 2007, at 10:00 a.m., Pacific Time, at the offices of Russell Investment Funds located at 909 A Street, Tacoma, Washington and the related proxy statement, and hereby revoking all Proxies heretofore given with respect to shares to be voted at the Special Meeting, hereby appoints each of Mary Beth Rhoden, Gregory Lyons, Mark Swanson and David Craig, or any of them, as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote on behalf of the undersigned as indicated on this proxy card all of the shares of any Fund of Russell Investment Funds which the undersigned is entitled to vote at the Special Meeting and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Shares will be voted as you specify. The Board of Trustees recommends that you vote FOR each proposal. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO ONE OR MORE PROPOSALS ON WHICH SHARES REPRESENTED BY THIS PROXY CARD ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR EACH PROPOSAL. The Proxies are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

VOTE VIA TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

NOTE: Please sign exactly as your name appears on this Proxy Card and date. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature

Signature (if held jointly)

Date	RIC_17636

FUND	FUND
Aggressive Equity	Balanced Strategy
Core Bond	Equity Growth Strategy
Growth Strategy	Moderate Strategy
Multi-Style Equity	Non-U.S.
Real Estate Securities

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Vote, sign and date this Proxy	Attend Shareholder Meeting
https://vote.proxy-direct.com	Follow the recorded	Card and return in the	909 A Street
Follow the on-screen instructions	instructions	postage-paid envelope	Tacoma, WA
available 24 hours	available 24 hours		on October 25, 2007

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:■

☐ To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)

1. Elect eight members of the Board of Trustees of the Trust				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Greg Stark	02 Thaddas Alston	03 Kristianne Blake	04 Daniel P. Connealy	☐	☐	☐
05 Jonathan Fine	06 Raymond P. Tennison, Jr.	07 Jack R. Thompson	08 Julie W. Weston

Instruction: To withhold authority to vote for any individual nominee, mark the “For All Except” box and write the number and name of any such nominee on the line provided. ____________________________________________________________________

2.	Approve changes to the Liquidation Provision of the Master Trust Agreement of the Trust to provide an exception from the shareholder approval requirement for each fund:

☐  To vote all Funds FOR;     ☐  to vote all Funds AGAINST;     ☐  to ABSTAIN votes for all Funds; or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Aggressive Equity	☐	☐	☐	Core Bond	☐	☐	☐
Multi-Style Equity	☐	☐	☐	Non-U.S.	☐	☐	☐
Real Estate Securities	☐	☐	☐		☐	☐	☐

3.	Approve changes to the Reorganization Provision of the Master Trust Agreement of the Trust to provide an exception from the shareholder approval requirement for each fund:

☐  To vote all Funds FOR;     ☐ to vote all Funds AGAINST;     ☐  to ABSTAIN votes for all Funds; or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Aggressive Equity	☐	☐	☐	Core Bond	☐	☐	☐
Multi-Style Equity	☐	☐	☐	Non-U.S.	☐	☐	☐
Real Estate Securities	☐	☐	☐		☐	☐	☐

4.	Approve a change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company”.

	FOR	AGAINST	ABSTAIN
Real Estate Securities	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

VOTING INSTRUCTION	RUSSELL INVESTMENT FUNDS	VOTING INSTRUCTION
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2007

[INSURANCE COMPANY NAME]

The undersigned revoking all voting instructions heretofore given, hereby instructs all shares of any Funds of Russell Investment Funds (“RIF”) deemed attributable to the undersigned’s contract or policy with the issuing insurance company named above to be voted as indicated on this Voting Instruction Card at the Special Meeting of the Shareholders of RIF to be held on October 25, 2007, at 10:00 a.m. Pacific Time, at the offices of Russell Investment Funds located at 909 A Street, Tacoma, Washington, and at any adjournment thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the special meeting or any adjournment thereof.

VOTING INSTRUCTIONS ARE SOLICITED BY THE ISSUING INSURANCE COMPANY NAMED ABOVE ON BEHALF OF RIF’S BOARD OF TRUSTEES. Shares will be voted as you specify. The Board of Trustees recommends that you vote FOR each proposal. IF THIS VOTING INSTRUCTION CARD IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO ONE OR MORE PROPOSALS ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED’S CONTRACT OR POLICY ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR EACH PROPOSAL.

VOTE VIA TELEPHONE: 1-866-235-4258
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

NOTE: Please sign exactly as your name appears on this Proxy Card and date. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature

Signature (if held jointly)

Date	RIC_17636

FUND	FUND
Aggressive Equity	Balanced Strategy
Core Bond	Equity Growth Strategy
Growth Strategy	Moderate Strategy
Multi-Style Equity	Non-U.S.
Real Estate Securities

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL
Log on to:	Call 1-866-235-4258	Vote, sign and date this Proxy
https://vote.proxy-direct.com	Follow the recorded	Card and return in the
Follow the on-screen instructions	instructions	postage-paid envelope
available 24 hours	available 24 hours

Please provide voting instructions by, filling in the appropriate box below. If you do not mark one or more proposals, the Shares attributable to your contract or policy, will be voted FOR each such proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ■

☐ To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)

1. Elect eight members of the Board of Trustees of the Trust				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Greg Stark	02 Thaddas Alston	03 Kristianne Blake	04 Daniel P. Connealy	☐	☐	☐
05 Jonathan Fine	06 Raymond P. Tennison, Jr.	07 Jack R. Thompson	08 Julie W. Weston

Instruction: To withhold authority to vote for any individual nominee, mark the “For All Except” box and write the number and name of any such nominee on the line provided.

2.	Approve changes to the Liquidation Provision of the Master Trust Agreement of the Trust to provide an exception from the shareholder approval requirement for each fund:

☐ To vote all Funds FOR;     ☐ to vote all Funds AGAINST;     ☐ to ABSTAIN votes for all Funds; or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Aggressive Equity	☐	☐	☐	Core Bond	☐	☐	☐
Multi-Style Equity	☐	☐	☐	Non-U.S.	☐	☐	☐
Real Estate Securities	☐	☐	☐		☐	☐	☐

3.	Approve changes to the Reorganization Provision of the Master Trust Agreement of the Trust to provide an exception from the shareholder approval requirement for each fund:

☐  To vote all Funds FOR;     ☐ to vote all Funds AGAINST;     ☐ to ABSTAIN votes for all Funds; or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Aggressive Equity	☐	☐	☐	Core Bond	☐	☐	☐
Multi-Style Equity	☐	☐	☐	Non-U.S.	☐	☐	☐
Real Estate Securities	☐	☐	☐		☐	☐	☐

4.	Approve a change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company”.

	FOR	AGAINST	ABSTAIN
Real Estate Securities	☐	☐	☐

YOUR VOTING INSTRUCTIONS ARE IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!